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                                                                   Exhibit 23.05

                          INDEPENDENT AUDITOR'S CONSENT

We hereby consent to the use in this Registration Statement of eUniverse, Inc. on Form S-1 of our report dated July 23, 1999, except as for Note 8(d) as to which the date is September 15, 1999, relating to the financial statements of The Big Network, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    Certified Public Accountants

Los Angeles, California
March 22, 2000